UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 25, 2026

Date of Report (Date of earliest event reported)

UY SCUTI ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42577	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

39 E. Broadway, Suite 603
New York, New York 10002

(Address of Principal Executive Offices, and Zip Code)

(412) 947-0514

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.0001 par value, and one right	UYSCU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	UYSC	The Nasdaq Stock Market LLC
Rights to receive one-fifth (1/5th) of one Ordinary Share	UYSCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Adjournment of Extraordinary General Meeting

On March 2, 2026, UY Scuti Acquisition Corp. (the “Company”) filed a definitive proxy statement for an extraordinary general meeting (the “Extraordinary General Meeting”) of its shareholders originally scheduled to be held at 10:00 a.m. Eastern Time on March 19, 2026.  On such date, the Company, without conducting any business, adjourned the Extraordinary General Meeting to March 25, 2026 in order to allow additional time for the Company to solicit proxies with respect to the proposals set forth in the notice of the Extraordinary General Meeting and the accompanying proxy statement.

On March 25, 2026, the Company, without conducting any business, adjourned the Extraordinary General Meeting to March 31, 2026 in order to continue to allow additional time for the Company to solicit proxies with respect to the proposals set forth in the notice of the Extraordinary General Meeting and the accompanying proxy statement.

The Extraordinary General Meeting has been adjourned to Tuesday, March 31, 2026 at 10:00 a.m. Eastern Time and will continue to be held physically at the offices of Becker and Poliakoff, P.A., 45 Broadway, 17th Floor, New York, NY, 10006. Accordingly, the deadline for the Company’s shareholders to exercise their right to redeem their ordinary shares for their pro rata portion of the funds available in the Company’s trust account has been extended to March 27, 2026.

Only shareholders of record, as of the record date, February 19, 2026 (the “Record Date”), are entitled to vote at the Extraordinary General Meeting, either in person or by proxy. Proxies previously submitted in respect of the Extraordinary General Meeting will be voted at the adjourned Extraordinary General Meeting unless properly revoked, and shareholders who have previously submitted a proxy or otherwise voted need not take any further action.

Amendment and Supplement to the Definitive Proxy Statement

At the Extraordinary General Meeting, the Company has proposed, among other matters, to (i) amend its Second Amended and Restated Memorandum and Articles of Association (the “Existing Charter”) to permit the Company to elect to extend the period of time within which it must consummate a business combination up to four (4) times, each by an additional three-month extension (each an “Extension Period”), for a total of up to 12 months until April 1, 2027 (such proposal, the “Charter Amendment Proposal”) and (ii) amend the Investment Management Trust Agreement dated March 31, 2025 between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”) to revise the amount required to be contributed into the trust account established pursuant to the Trust Agreement in connection with an extension of the time period within which to complete a business combination (the “Trust Amendment Proposal”).

In connection with the Charter Amendment Proposal and Trust Amendment Proposal, the Company has revised the terms and conditions as described in the definitive proxy statement, as follows:

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, for each Extension Period, the Sponsor and/or its designees shall deposit $450,000 into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable.

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Trust Agreement will be amended to provide that if the revised extension fee is not timely deposited into the trust account, the Company shall have a period of thirty (30) days to pay any applicable past due payment for the extension fee. If the Company fails to make any applicable past due payment during the cure period, then the Company shall promptly liquidate the trust account and the property in the trust account shall be distributed to the public shareholders.

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Trust Agreement will be amended to provide that the Company will not withdraw any amounts out of the interest from the trust account to pay its dissolution expenses.

In addition, if the Company extends the time period within which to consummate a business combination and contributes the revised extension fee to the trust account in connection with such election, it intends to file a Current Report on Form 8-K to disclose such event. Further, if the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company would not seek another shareholder vote to approve a further change to the terms and conditions concerning extending the time period within which to consummate a business combination.

Accordingly, the Company has determined to amend and supplement the Definitive Proxy Statement as described in this current report on Form 8-K (the “Current Report”).

The Company’s shareholders who have questions regarding the revised terms, the Extraordinary General Meeting, or would like to request documents may contact the Company’s proxy solicitor, Advantage Proxy, Inc., at (877) 870-8565, or banks and brokers can call (206) 870-8565, or by email at ksmith@advantageproxy.com.

In connection with the revised contribution to the trust account and terms and conditions of the Charter Amendment Proposal and the Trust Amendment Proposal, (i) the proposed amendment to the Charter annexed to the Definitive Proxy Statement as revised, is set forth at Exhibit 99.1 to this Current Report on Form 8-K and (ii) the proposed amendment to the Trust Agreement annexed to the Definitive Proxy Statement, as revised, is set forth at Exhibit 99.2 to this Current Report on Form 8-K.

AMENDMENT AND SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement, including any amendments or supplements thereto (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2026, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

As provided in the Definitive Proxy Statement, the Company is seeking shareholder approval of, among other things, the Charter Amendment Proposal and the Trust Amendment Proposal. The purpose of the supplemental disclosures is to provide information about the revised contribution to the trust account and terms and conditions in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Revised Contribution to Trust Account and Terms and Conditions

On March 27, 2026, the Company announced the revised contribution to the trust account and terms and conditions in connection with the Charter Amendment Proposal and the Trust Amendment Proposal as follows:

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, for each Extension Period, the Sponsor and/or its designees shall deposit $450,000 into the trust account established under the Trust Agreement for each Extension Period (the “Extension Fee”), as applicable.

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Trust Agreement will be amended to provide that if the revised extension fee is not timely deposited into the trust account, the Company shall have a period of thirty (30) days to pay any applicable past due payment for the extension fee. If the Company fails to make any applicable past due payment during the cure period, then the Company shall promptly liquidate the trust account and the property in the trust account shall be distributed to the public shareholders.

●	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Trust Agreement will be amended to provide that the Company will not withdraw any amounts out of the interest from the trust account to pay its dissolution expenses.

In addition, if the Company extends the time period within which to consummate a business combination and contributes the revised extension fee to the trust account in connection with such election, it intends to file a Current Report on Form 8-K to disclose such event. Further, if the shareholders approve the Charter Amendment Proposal and the Trust Amendment Proposal, the Company would not seek another shareholder vote to approve a further change to the terms and conditions concerning extending the time period within which to consummate a business combination.

In connection with the revised contribution to the trust account and terms and conditions of the Charter Amendment Proposal and the Trust Amendment Proposal, (i) the proposed amendment to the Charter annexed to the Definitive Proxy Statement as revised, is set forth at Exhibit 99.1 to this Current Report on Form 8-K and (ii) the proposed amendment to the Trust Agreement annexed to the Definitive Proxy Statement, as revised, is set forth at Exhibit 99.2 to this Current Report on Form 8-K.

In connection with the revised terms to the Charter Amendment Proposal, the full text of the resolution to be voted upon, as revised above, is set forth in full at Exhibit 99.1 to this Current Report on Form 8-K.

Further, in connection with the revised terms to the Trust Amendment Proposal, the full text of the resolution to be voted upon, as revised above, is as follows:

“It is resolved that UYSC’s investment management trust agreement, dated as of March 31, 2025 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) be amended to allow the Company to extend the period of time within which it must complete a business combination from two times, each by an additional three-month period to October 1, 2026 (subject to the deposit of $575,000 into the Trust Account for each three-month extension period), to a total of four times, each by an additional three-month period (each an “Extension Period”), or April 1, 2027, provided that the Sponsor and/or its designees deposit $450,000 into the Trust Account established for each Extension Period (such payment being the “Extension Fee”). A copy of the proposed amendment to the Trust Agreement is attached hereto at Exhibit 99.2.”

General Information

The record date for determining the Company shareholders entitled to receive notice of and to vote at the Extraordinary General Meeting remains the close of business on February 19, 2026 (the “Record Date”). Shareholders who have previously submitted their proxies or otherwise voted and who do not want to change their vote need not take any action. Shareholders who have not yet done so are encouraged to vote as soon as possible.

In connection with the adjournment of the Extraordinary General Meeting to March 31, 2026, the deadline for the Company’s shareholders to exercise their right to redeem their ordinary shares for their pro rata portion of the funds available in the Company’s trust account has been extended to March 27, 2026.

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Extraordinary General Meeting and redemption request deadline. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On March 2, 2026, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Extraordinary General Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or contact proxy solicitor:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Extraordinary General Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Definitive Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Proposed Amendment to Second Amended and Restated Memorandum and Articles of Association
99.2	Proposed Amendment to Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

UY Scuti Acquisition Corporation

Dated: March 27, 2026	By:	/s/ Jialuan Ma
	Name:	Jialuan Ma
	Title:	Chief Executive Officer

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